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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date earliest event reported): January 20, 2000



                              WFS FINANCIAL INC
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)



         CALIFORNIA                   0-26-458             33-0291646
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(State or other jurisdiction         (Commission          (IRS employer
     of incorporation)               file number)       identification no.)



WFS FINANCIAL INC (as Originator)
23 Pasteur, Irvine, California                                  92618
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(Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code:  (949) 727-1002
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ITEM 5.  OTHER EVENTS

On January 20, 2000 the registrant filed Amendment No. 1 to its Registration Statement on Form S-2 with respect to the registration of 2,300,000 shares of its Common Stock.

















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.









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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WFS FINANCIAL INC


Date:  January 21, 2000                     /s/ MARK OLSON
                                            -----------------------------------
                                            Mark Olson
                                            Senior Vice President
















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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                    Description                              Page
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   99              Amendment No. 1 to Registration Statement on          ___
                   Form S-2 (incorporated by reference to registration statement bearing registration number 333-91277, as filed on January 20, 2000)


















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